Exhibit 99.1

STONEMOR INC. REPORTS FIRST QUARTER FINANCIAL RESULTS

TREVOSE, PA – May 14, 2020 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the first quarter ended March 31, 2020.  Investors are encouraged to read the Company's quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

FIRST QUARTER FINANCIAL PERFORMANCE

•	Revenues for the first quarter were $71.2 million compared to $71.5 million in the first quarter in the prior year.
•	Cemetery segment operating income for the first quarter was $5.2 million compared to $2.8 million in the first quarter in the prior year, representing an increase of $2.4 million.
•	Funeral home segment operating income for the first quarter was $2.0 million compared to $1.5 million in the first quarter in the prior year, representing an increase of $0.5 million.
•	Corporate overhead expense decreased to $8.5 million in the first quarter compared to $13.4 million in the first quarter in the prior year.
•

First quarter net income was $9.0 million compared to net loss of $22.5 million in the first quarter in the prior year. First quarter net income in 2020 included a gain on sale of businesses of $24.1 million.

•

Excluding the gain on sale of business of $24.1 million, the operating loss was $1.5 million compared to a loss of $9.4 million in the first quarter in the prior year, representing an improvement of $7.9 million.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “With the completion of the first quarter, we are continuing to see the impact of our company-wide cost reduction initiatives, particularly as it relates to our corporate overhead spend.  Those efforts produced significant improvement in our operating results this quarter.  We continue to pursue and execute on our strategic initiatives, both those previously planned and additional measures in response to COVID-19.  During April, we made the difficult decision to reduce our corporate team by another 15%, as well as execute upon a temporary compensation reduction for the corporate executive team and our Board of Directors.”

“I am proud of the way our employees are responding to the challenges associated with the COVID-19 pandemic.  We have taken appropriate steps to protect the health and safety of our employees and the families we serve.  COVID-19 continues to create personal and economic disruption at a global level.  While this has been a challenging time, our team remains highly productive and committed to servicing our communities to the highest level.  The initial impact – particularly in terms of pre-need and at-need sales declines – have been countered with successful adoption of new processes to better serve our customers in this changing environment.  Our ability to execute on these initiatives in this challenging environment is a testament to the character and resolve of our greatest organizational asset – our people.”

LIQUIDITY UPDATE

As of March 31, 2020, the Company had $47.5 million of cash, including $20.4 million of restricted cash, and $343.6 million of total debt.

“The Company responded quickly to the challenges of COVID-19 and, combined with the on-going strategic initiatives, StoneMor produced a first quarter that generated an adjusted EBITDA of $0.9 million and an adjusted operating cash flow of $1.7 million (operating cash flow before cash interest expense),” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “In addition, StoneMor reduced its debt by nearly $25 million in the first quarter thanks to the successful execution of its divestiture strategy.  We are focused on our cash flow through effective management of our operations and related treasury functions, our corporate cost reduction initiatives and continuing to evaluate opportunities to further reduce debt through additional divestitures.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, May 14, 2020 at 4:30 p.m. Eastern Time.  The conference call can be accessed by calling (877) 256-6190.  No reservation number is necessary.  StoneMor will also host a live webcast of this conference call.  Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 319 cemeteries and 88 funeral homes in 27 states and Puerto Rico.

StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s performance and cost structure improvement efforts and the anticipated financial impact thereof, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the recent coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, purchasers of additional properties, uncertainties associated with the cash flow from pre-need  and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including EBITDA and adjusted EBITDA, adjusted operating cash flow and adjusted operating income, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below.

ADJUSTED OPERATING INCOME

(in thousands)

	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Operating income (loss)	$22,575	$(15,758)	$(9,363)
Less: Gain on sale of businesses	24,086	—	—
Less: Other (losses), net	—	(4,548)	—
Adjusted operating loss	$(1,511)	$(11,210)	$(9,363)

EBITDA AND ADJUSTED EBITDA

(in thousands)

	Three Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019
Net income (loss)	$9,003	$(52,358)	$(22,534)
Income tax expense	1,288	23,363	—
Interest expense	12,284	13,237	13,171
Depreciation and amortization	2,459	2,662	2,757
EBITDA	25,034	(13,096)	(6,606)
Less: Gain on sale of businesses	24,086	—	—
Less: Other (losses), net	—	(4,548)	—
Adjusted EBITDA	$948	$(8,548)	$(6,606)

ADJUSTED CASH FROM OPERATIONS

(in thousands)

	Three Months Ended March 31,
	2020	2019
Cash used in operations	$(5,238)	$(13,103)
Add: Interest expense	12,284	13,171
Less: Non-cash interest	(5,260)	(4,429)
Adjusted cash from operations	$1,786	$(4,361)

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	March 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$27,066	$34,867
Restricted cash	20,400	21,900
Accounts receivable, net of allowance	55,516	55,794
Prepaid expenses	6,649	4,778
Assets held for sale	77,850	23,858
Other current assets	13,593	17,142
Total current assets	201,074	158,339

Long-term accounts receivable, net of allowance	71,474	75,549
Cemetery property	303,628	320,605
Property and equipment, net of accumulated depreciation	93,472	103,400
Merchandise trusts, restricted, at fair value	437,638	517,192
Perpetual care trusts, restricted, at fair value	284,832	343,619
Deferred selling and obtaining costs	113,611	114,944
Deferred tax assets	87	81
Intangible assets	55,942	56,246
Other assets	26,661	29,393
Total assets	$1,588,419	$1,719,368

Liabilities and Owners' Equity
Current liabilities:
Accounts payable and accrued liabilities	$49,941	$55,134
Liabilities held for sale	52,437	20,668
Accrued interest	117	125
Current portion, long-term debt	2,139	374
Total current liabilities	104,634	76,301

Long-term debt, net of deferred financing costs	341,443	367,963
Deferred revenues	867,407	949,375
Deferred tax liabilities	35,847	34,613
Perpetual care trust corpus	284,832	343,619
Other long-term liabilities	47,368	49,987
Total liabilities	1,681,531	1,821,858
Commitments and contingencies

Owners' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 94,477,102 and 94,447,356 shares issued and outstanding, respectively	944	944
Paid-in capital in excess of par value	(103,059)	(103,434)
Retained earnings	9,003	—
Total owners' equity	(93,112)	(102,490)
Total liabilities and owners' equity	$1,588,419	$1,719,368

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share and per unit data)

	Three Months Ended March 31,
	2020	2019
Revenues:
Cemetery:
Interments	$15,954	$15,944
Merchandise	15,166	16,541
Services	15,560	15,967
Investment and other	11,386	9,458
Funeral home:
Merchandise	6,568	6,275
Services	6,611	7,284
Total revenues	71,245	71,469
Costs and Expenses:
Cost of goods sold	9,925	9,743
Cemetery expense	17,848	17,247
Selling expense	13,049	14,733
General and administrative expense	10,316	11,439
Corporate overhead	8,501	13,413
Depreciation and amortization	2,459	2,757
Funeral home expenses:
Merchandise	1,776	2,317
Services	5,397	5,553
Other	3,485	3,630
Total costs and expenses	72,756	80,832

Gain on sale of businesses	24,086	—
Operating income (loss)	22,575	(9,363)
Interest expense	(12,284)	(13,171)
Income (loss) from operations before income taxes	10,291	(22,534)
Income tax expense	(1,288)	—
Net income (loss)	$9,003	$(22,534)
Net income (loss) per common share (basic)(1)	$0.10	$(0.59)
Net income (loss) per common share (diluted)(1)	$0.10	$(0.59)
Weighted average number of common shares outstanding - basic(2)	94,472	38,031
Weighted average number of common shares outstanding - diluted(2)	94,472	38,031

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2020	2019
Cash Flows From Operating Activities:
Net income (loss)	$9,003	$(22,534)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Cost of lots sold	1,296	1,522
Depreciation and amortization	2,459	2,757
Provision for bad debt	1,144	2,042
Non-cash compensation expense	375	277
Non-cash interest expense	5,260	4,429
Gain on sale of businesses	(24,086)	—
Changes in assets and liabilities:
Accounts receivable, net of allowance	(1,595)	(1,965)
Merchandise trust fund	(1,829)	(5,990)
Other assets	2,338	(4,382)
Deferred selling and obtaining costs	(1,178)	17
Deferred revenues	6,434	8,584
Deferred taxes, net	1,228	—
Payables and other liabilities	(6,087)	2,140
Net cash used in operating activities	(5,238)	(13,103)
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(2,073)	(1,903)
Proceeds from divestitures	28,190	—
Net cash provided by (used in) investing activities	26,117	(1,903)
Cash Flows From Financing Activities:
Proceeds from borrowings	2,639	24,562
Repayments of debt	(32,181)	(253)
Principal payment on finance leases	(425)	(366)
Cost of financing activities	(213)	(2,636)
Net cash (used in) provided by financing activities	(30,180)	21,307
Net (decrease) increase in cash, cash equivalents and restricted cash	(9,301)	6,301
Cash, cash equivalents and restricted cash—Beginning of period	56,767	18,147
Cash, cash equivalents and restricted cash—End of period	$47,466	$24,448
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$7,015	$2,842
Cash paid during the period for income taxes	—	41
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$848	$932
Operating cash flows from finance leases	116	116
Financing cash flows from finance leases	425	366
Non-cash investing and financing activities:
Acquisition of assets by financing	$—	$1,314
Net transfers within assets held for sale	80,822	—
Accrued paid-in-kind interest on Senior Secured Notes	3,615	—